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                                                                      EXHIBIT 21


                          PHILIP SERVICES CORPORATION


Subsidiaries are defined as companies that are more than fifty percent owned.

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U.S. Subsidiary Name                                                                   State of Incorporation
--------------------                                                                   ----------------------
21st Century Environmental Management Inc. of Nevada                                        Nevada

21st Century Environmental Management Inc. of Rhode Island                                  Rhode Island

Ace/Allwaste Environmental Services of Indiana, Inc.                                        Illinois

Alltift, Inc.                                                                               New York

Allwaste Asbestos Abatement of New England, Inc.                                            Massachusetts

Allwaste Environmental Services/North Central, Inc.                                         Iowa

Allwaste Recovery Systems, Inc.                                                             Georgia

Allwaste Tank Cleaning, Inc.                                                                Georgia

Allworth, Inc.                                                                              Alabama

Azurix North American Operations and Maintenance, Inc.                                      Texas

Burlington Environmental Inc.                                                               Washington

Cappco Tubular Products USA, Inc.                                                           Georgia

Casting Concepts, Inc.                                                                      Texas

Chem-Freight, Inc.                                                                          Ohio

Chemical Pollution Control, Inc. of Florida - A 21st Century Environmental
Management Company                                                                          Florida

Chemical Pollution Control, Inc. of New York - A 21st Century Environmental
Management Company                                                                          New York

Chemical Reclamation Services, Inc.                                                         Texas

Cousins Waste Control Corporation                                                           Ohio

CyanoKEM, Inc                                                                               Michigan

D & L, Inc.                                                                                 Pennsylvania

Delta Maintenance, Inc.                                                                     Louisiana

Dittman-Merka Enterprises, Inc.                                                             Texas

Enviroganics of Texas, Inc.                                                                 Texas
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
F. C. Schaffer & Associates, Inc.                                                           Louisiana

HydroServe Westlake, L.L.C.                                                                 Delaware

International Catalyst, Inc.                                                                Nevada

Jesco Industrial Services, Inc.                                                             Kentucky

JW Ventures Inc.                                                                            Texas

Luntz Acquisition (Delaware) Corporation                                                    Delaware

Magnolia Construction Company, Inc.                                                         Louisiana

Metals USA Plates and Shapes Southwest, Limited Partnership                                 Connecticut

Northland Environmental Inc.                                                                Delaware

Philip Automated Management Controls, Inc.                                                  Georgia

Philip Enviornmental Services Corporation                                                   Missouri

Philip Environmental (South Carolina), Inc.                                                 South Carolina

Philip Metals (New York), Inc.                                                              New York

Philip Metals Recovery (USA) Inc.                                                           Arizona

Philip Metals,  (USA), Inc.                                                                 Ohio

Philip Reclamation Services, Houston, Inc.                                                  Texas

Philip Services (Delaware), L.L.C.                                                          Delaware

Philip Services (Phencorp) L.L.C.                                                           Delaware

Philip Services Cecatur Holdings LLC                                                        Delaware

Philip Services Cecatur Inc.                                                                Delaware

Philip Services Corporation                                                                 Delaware

Philip Services Phencorp International, Inc.                                                Delaware

Philip Services/North Central, Inc.                                                         Iowa

Philip Transportation and Remediation, Inc.                                                 California

PSC By-Products Services, Inc.                                                              Delaware

PSC Industrial Outsourcing, Inc.                                                            Delaware

PSC Industrial Services, Inc.                                                               Delaware
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
PSC Metals, Inc                                                                             Ohio

PSC Recovery Systems, Inc.                                                                  Georgia

Republic Environmental Recycling (New Jersey), Inc.                                         New Jersey

Republic Environmental Systems (Pennsylvania), Inc.                                         Pennsylvania

Republic Environmental Systems (Technical Services Group), Inc.                             New Jersey

Republic Environmental Systems (Transportation Group), Inc.                                 Pennsylvania

Resource Recovery Corporation                                                               Washington

Rho-Chem Corporation                                                                        California

RMF Global, Inc.                                                                            Ohio

Seco Industries, Inc.                                                                       Louisiana

Serv-Tech EPC, Inc.                                                                         Nevada

SK Parent Corporation                                                                       Delaware

Solvent Recovery Corporation                                                                Missouri

Southwest Utilities, Inc.                                                                   Texas

Sparrows Point Scrap Processing L.L.C.                                                      Delaware

ThermalKEM Inc.                                                                             Delaware

Total Refractory Systems, Inc.                                                              Nevada

Trimax Residuals Management (USA), Inc.                                                     Delaware

Utility Management & Engineering, Inc.                                                      New Jersey

Walker Water Works, Inc.                                                                    Texas
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Canadian Subsidiary Name                                                            Jurisdiction
------------------------                                                            ------------

1195613 Ontario Limited                                                                 Ontario

1233793 Ontario Inc.                                                                    Ontario

1242204 Ontario, Inc.                                                                   Ontario

2766906 Canada Inc.                                                                     Canada
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
2884216 Canada Inc.                                                                     Canada

800151 Ontario Inc.                                                                     Ontario

842578 Ontario Limited                                                                  Ontario

912613 Ontario Ltd                                                                      Ontario

Allies Staffing Ltd.                                                                    Ontario

Allwaste of Canada Ltd.                                                                 Ontario

Breamer Acres Limited                                                                   Ontario

Caligo Reclamation Ltd.                                                                 Ontario

Fercyco Incorporated                                                                    Ontario

K-Scrap Resources, Ltd.                                                                 Ontario

PSC/IML Acquisition Corp.                                                               Ontario

Philip Analytical Services Corporation                                                  Ontario

Philip Analytical Services, Inc.                                                        Ontario

Philip Enterprises Inc./Les Enterprises Philip                                          Ontario

Philip Environmental (Elimira) Inc.                                                     Ontario

Philip Environmental Services Limited                                                   Ontario

Philip Environmental, Inc.                                                              Ontario

Philip Gore Landfill Inc.                                                               Ontario

Philip Investment Corp.                                                                 Ontario

Philip Plasma Metals Inc.                                                               Ontario

Philip Services Corp.                                                                   Ontario

Philip Services Inc.                                                                    Ontario

Philip Utilities Management Corporation                                                 Ontario

R & R Trucking Inc.                                                                     Ontario

Rockcliffe Research Management Inc.                                                     Canada

ST Delta Canada, Inc.                                                                   Ontario
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
ServTech Canada, Inc.                                                                   Ontario

Societe D'Elimination Environmentalale Selenco Inc.                                     Canada

Uniflow Sewer Services, Inc.                                                            Ontario

York Thomas Delsan Decommissioning Inc.                                                 Canada
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Other                                                                                            Country
-----                                                                                            -------
Allied Metals Limited                                                                            United Kingdom
Allwaste Servicios Industrial de Control Ecologico S.A. de C.V.                                  Mexico
Allwaste Tank Services S.A. de C.V.                                                              Mexico
Arc Dust Processing (Barbados) Limited                                                           Barbados
Bath Reclamation (Avonmouth) Co. Limited                                                         United Kingdom
Blackbushe Limited                                                                               United Kingdom
Blackbushe Metals (Western) Limited                                                              United Kingdom
B.M. Metals (Recycling) Ltd.                                                                     United Kingdom
C. Philip and Sons (Bristol) Limited                                                             United Kingdom
Caligo de Mexico S.A. de C.V.                                                                    Mexico
Cardiff Facility Company Limited                                                                 United Kingdom
Chemisolv Limited                                                                                United Kingdom
Dotspec Ltd.                                                                                     United Kingdom
E. Pearse & Co. Limited                                                                          United Kingdom
Ed Nemer Construction Co., Inc.                                                                  United Kingdom
E. Pearse (Holdings) Limited                                                                     United Kingdom
Elliott Metal Company Limited                                                                    United Kingdom
Mayer Pearce Limited                                                                             United Kingdom
P.S.C. Philip Services Iberica, S.L.                                                             Spain
P.S.P.E. Servicos Prestados as Empresas Unipessoal Limitada                                      Portugal
PSC (Europe) Limited                                                                             United Kingdom
PSC Industriedienstleistungs Gmbh                                                                Austria
Petrochem Field Services de Venezuela, S.A.                                                      Venezuela
Phencorp International B.V.                                                                      Netherlands
Phencorp Reinsurance Company, Inc.                                                               Barbados
Philip Environmental (Europe) Limited                                                            United Kingdom
Philip International Development Inc.                                                            Barbados
Philip Metals (Europe) Limited                                                                   United Kingdom
Philip Services (Deutschland) GmbH                                                               Germany
Philip Services (Europe) B.V.                                                                    Netherlands
Philip Services (Europe) Limited                                                                 United Kingdom
Philip Services (Netherlands) B.V.                                                               Netherlands
Philip Servicos Industrials do Brazil Ltda.                                                      Brazil
Refinery Maintenance International Limited                                                       United Kingdom
Serv-Tech Europe Gmbh                                                                            Germany
Serv-Tech International Sales, Inc.                                                              US Virgin Islands
Serv-Tech Mexicana, S. de R.L.                                                                   Mexico
Serv-Tech Sudamericana, S.A.                                                                     Venezuela
Serv-Tech de Mexico                                                                              Mexico
Serv-Tech of New Mexico S. der R.L. de C.V.                                                      Mexico
Sessa, S.A. de C.V.                                                                              Mexico
Southern Hauliers Limited                                                                        United Kingdom
T. C. Fraser Metals Limited                                                                      United Kingdom
Widsite Limited                                                                                  United Kingdom
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